Exhibit 99.1

NorthStrive Acquisition Corp I Announces Business Combination with Nuclea Energy

●	The proposed business combination values Nuclea Energy at an enterprise value of $350 million, subject to adjustments at closing

●	The transaction is expected to close in the first half of 2027

●	Nuclea is developing advanced nuclear technologies to support growing demand for reliable, carbon-free electricity, driven in part by the expansion of data centers and other energy-intensive industries

Newport Beach, California, November 2, 2026 (GLOBE NEWSWIRE)

Nuclea Energy Inc. (“Nuclea”), a company developing advanced nuclear technologies, and NorthStrive Acquisition Corp I (Nasdaq: NSAI, NSAIU, NSAIW, NSAIR) (“NSAC I”), a special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) pursuant to which, if the proposed transaction is consummated, Nuclea would become a publicly traded company. On closing of the proposed transaction (the “Proposed Transaction”), NSAC I is expected to be renamed Nuclea-X Inc. (the “Combined Company”) and to list on The Nasdaq Stock Market LLC (“Nasdaq”). The Proposed Transaction implies an enterprise value for Nuclea of $350 million, subject to adjustments at closing.

Headquartered in Mississauga, Ontario, Nuclea Energy Inc. is a company developing advanced nuclear technology dedicated to delivering clean, reliable energy. The company’s flagship innovation is the Morpheus Micro Modular Reactor (MMR), a transportable, factory-built, lead-cooled, graphite-moderated system scalable from 3.5 MWe to 50 MWe. Through its pending acquisition of Moltex, Nuclea aims to pioneer a closed nuclear fuel cycle business. By integrating the proprietary WATSS spent nuclear fuel recycling process with a diverse reactor portfolio including the Stable Salt Reactor-Wasteburner (SSR-W) Small Modular Reactor (SMR) and the Morpheus, Nuclea aims to commercialize sustainable waste recycling and next-generation zero-emission global power.

The closing of the Proposed Transaction is subject to the satisfaction or waiver of certain closing conditions, including customary closing conditions such as approval by the shareholders of NSAC I and Nuclea, the registration statement on Form S-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and approval of the Combined Company’s listing on Nasdaq, as well as additional conditions, including completion of the Moltex Acquisition (including clearance under the U.K. National Security and Investment Act 2021 and receipt of required export control licenses and other governmental authorizations), dissent rights not having been exercised with respect to more than 5% of Nuclea’s shares and the satisfaction of a minimum cash condition.

Josef Freundorfer, Chief Executive Officer of Nuclea, commented: “This transaction is a pivotal milestone for Nuclea. We believe the public company platform and capital from this combination with NSAC I will help us accelerate the development of our Morpheus reactor and pioneer a closed nuclear fuel cycle through our pending acquisition of Moltex. We believe we are uniquely positioned to deliver the sustainable, zero-emission power that data centers and other energy-intensive industries increasingly demand.”

Michel Tamer, Chief Executive Officer of NSAC I, commented: “We set out to identify a business serving high-growth markets across industrials and critical supply chains, with the potential to create lasting shareholder value,” said Michel Tamer, CEO of NorthStrive Acquisition Corp I and Head of M&A at NorthStrive Companies. “We believe Nuclea’s advanced nuclear technology and pending acquisition in nuclear fuel recycling deliver on that vision and reflect NorthStrive’s investment approach.”

Transaction Overview

Pursuant to the Business Combination Agreement, NSAC I will deregister as a Cayman Islands exempted company and continue to Canada under the Canada Business Corporations Act. Nuclea will then amalgamate with a wholly owned subsidiary of NSAC I under the Business Corporations Act (British Columbia), and the amalgamated company will become a wholly owned subsidiary of the Combined Company.

Nuclea’s shareholders will receive Class A shares of the Combined Company valued at $10.00 per share. The number of shares is based on a valuation of Nuclea of $350 million, reduced by Nuclea’s indebtedness and other agreed debt-like items at closing and by Nuclea transaction expenses above $1.5 million, and increased by Nuclea’s cash at closing (excluding bridge financing proceeds) and by NSAC I transaction expenses above $1.5 million, less 500,000 Class A shares issuable to an advisor to Nuclea. Outstanding Nuclea options will roll over into options of the Combined Company.

Nuclea’s shareholders will also receive an aggregate of 5,000,000 Class A Earnout Shares, 5,000,000 Class B Earnout Shares and 5,000,000 Class C Earnout Shares of the Combined Company with no voting or economic rights, that will convert into publicly-traded Class A Shares of the Combined Company if, within four years of closing, the Combined Company: (i) achieves criticality in a molten salt reactor or criticality of recycled nuclear fuel (Class A Earnout Shares); (ii) receives acceptance of a license or permit to construct from a nuclear regulator for a demonstration nuclear facility (Class B Earnout Shares); and (iii) receives approvals for at least $100 million of grants, government funding (including government loans) or other non-dilutive project financing (Class C Earnout Shares).

The Boards of Directors of Nuclea and NSAC I have unanimously approved the Proposed Transaction. Nuclea shareholders holding at least 66 2/3% of Nuclea’s shares, including Sagar Sanghera and Vinayak Ashok Gunda, have entered into voting agreements in support of the Proposed Transaction, and NorthStrive Sponsor I LLC, NSAC I’s sponsor, and Sinamor LLC have entered into a support agreement with NSAC I and Nuclea. Sinamor LLC has also entered into a securities purchase agreement with NSAC I and the sponsor to acquire Class B ordinary shares of NSAC I. Following closing, the Combined Company is expected to be led by Nuclea’s current management team, including Josef Freundorfer as Chief Executive Officer and Sagar Sanghera as Executive Chairman.

The Proposed Transaction is expected to close in the first half of 2027, subject to the satisfaction or waiver of the closing conditions described above.

Additional information about the Proposed Transaction, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by NSAC I with the SEC and available at www.sec.gov.

Advisors

D. Boral Capital LLC (“D. Boral”) is acting as Financial and Capital Markets advisors to NorthStrive Acquisition Corp I. Sichenzia Ross Ference Carmel LLP is acting as U.S. legal advisor and Carey Olsen is acting as Cayman Islands legal advisor to NSAC I. Cozen O’Connor LLP is acting as Canadian legal advisor to NSAC I. Houlihan Capital, LLC provided a fairness opinion to the Board of Directors of NSAC I dated October 29, 2026. Mintz LLP is acting as legal advisor to Nuclea. Panthers Capital Management LLC is acting as advisor to Nuclea. NorthStrive Companies Inc., is acting as business and M&A advisors to NSAC I., GB Capital Ltd., is acting as financial advisors to NSAC I.

About Nuclea Energy Inc.

Headquartered in Mississauga, Ontario, Nuclea Energy Inc. is an advanced nuclear technology company dedicated to delivering clean, reliable energy. The company’s flagship innovation is the Morpheus Micro Modular Reactor (MMR), a transportable, factory-built, lead-cooled, graphite-moderated system scalable from 3.5 MWe to 50 MWe. Through its pending acquisition of Moltex, Nuclea aims to pioneer a closed nuclear fuel cycle business. By integrating the proprietary WATSS spent nuclear fuel recycling process with a diverse reactor portfolio including the Stable Salt Reactor-Wasteburner (SSR-W) Small Modular Reactor (SMR) and the Morpheus, Nuclea aims to commercialize sustainable waste recycling and next-generation zero-emission global power. For more information, visit www.nuclea.energy.

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About NorthStrive Acquisition Corp I (Nasdaq: NSAI)

NorthStrive Acquisition Corp I is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. NSAC I completed its initial public offering of $100 million on August 19, 2026, and is sponsored by NorthStrive Sponsor I LLC, a wholly owned subsidiary of PMGC Holdings Inc. (Nasdaq: ELAB).

Additional Information and Where to Find It

For additional information on the Proposed Transaction, see NSAC I’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the Proposed Transaction, NSAC I intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus of NSAC I, and will file other documents regarding the Proposed Transaction with the SEC. NSAC I’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Proposed Transaction, as these materials will contain important information about Nuclea, NSAC I and the Proposed Transaction. Promptly after the Form S-4 is declared effective by the SEC, NSAC I will provide the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of NSAC I are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Proposed Transaction. The documents filed by NSAC I with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, once available, copies of the registration statement, the proxy statement/prospectus and the other documents filed by NSAC I with the SEC may be obtained free of charge through the website maintained by the SEC at www.sec.gov. In addition, once available, copies of the registration statement, the proxy statement/prospectus and the other documents filed by NSAC I with the SEC may be obtained free of charge from NSAC I by directing a written request to NSAC I at 520 Newport Center Drive, Suite 470, Newport Beach, CA 92660, Attention: Michel Tamer, Chief Executive Officer, or by telephone at (888) 445-4886.

No Offer or Solicitation

This communication does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, a solicitation of any vote or approval, consent or authorization with respect to any securities or in respect of the Proposed Transaction described herein and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

NSAC I and its directors and executive officers may be deemed participants in the solicitation of proxies from its shareholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in NSAC I will be included in the proxy statement/prospectus for the Proposed Transaction when available at www.sec.gov. Information about NSAC I’s directors and executive officers and their ownership of NSAC I shares is set forth in NSAC I’s final prospectus dated August 17, 2026, filed with the SEC in connection with its initial public offering (File No. 333-297611). Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the Proposed Transaction when it becomes available. These documents can be obtained free of charge from the source indicated above.

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Nuclea and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of NSAC I in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the proxy statement/prospectus for the Proposed Transaction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “would,” “are expected to,” “is anticipated,” “estimated,” “believe,” “could,” “intend,” “may,” “might,” “plan,” “projection,” “pro forma,” “should,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding Nuclea’s industry and market sizes, future opportunities for Nuclea and NSAC I, Nuclea’s technology development and regulatory plans, the completion of the Moltex Acquisition, the bridge financing, the continuance of NSAC I to Canada, and the Proposed Transaction between NSAC I and Nuclea, including the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the Proposed Transaction. Such forward-looking statements are based upon the current beliefs and expectations of NSAC I’s and Nuclea’s management and are inherently subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond NSAC I’s or Nuclea’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. There can be no assurance that the Proposed Transaction will be consummated on the anticipated timeline or at all, or that, if consummated, the Combined Company’s securities will be approved for listing or remain listed on Nasdaq. Factors that could cause actual results to differ include, but are not limited to: (i) the risk that the Proposed Transaction may not be completed in a timely manner or at all, including by NSAC I’s deadline of August 19, 2027 to complete a business combination; (ii) the failure to satisfy the conditions to closing, including approval by the shareholders of NSAC I and Nuclea, the effectiveness of the registration statement on Form S-4, satisfaction of the minimum cash condition and approval of the Combined Company’s listing on Nasdaq; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (iv) the amount of redemption requests made by NSAC I’s public shareholders; (v) the risk that the Moltex Acquisition, including any required U.K. regulatory clearances, is not completed on the anticipated terms, by November 30, 2026 or at all; (vi) the ability to obtain audited and other financial statements of Nuclea and the Moltex business required for the registration statement on Form S-4, including whether the SEC grants relief from the requirement to include financial statements of Moltex or the acquired Moltex assets; (vii) risks related to the continuance of NSAC I to Canada and the amalgamation; (viii) the ability of Nuclea to obtain the nuclear regulatory licenses, permits and approvals required to develop, construct and operate its facilities and technologies, and the timing of any such approvals; (ix) the risk that Nuclea’s technologies, including the WATSS process and its reactor designs, may not be successfully developed, demonstrated, licensed or commercialized, and that Nuclea may never achieve criticality or the earnout milestones; (x) Nuclea’s ability to raise additional capital, including grants, government funding and other non-dilutive financing, on acceptable terms or at all; (xi) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Proposed Transaction; (xii) the ability of the Combined Company to meet Nasdaq’s initial and continued listing standards; (xiii) the costs related to the Proposed Transaction; (xiv) changes in applicable laws, regulations and government policy relating to nuclear energy; and (xv) other risks and uncertainties to be included in the registration statement on Form S-4, including under the heading “Risk Factors,” and in NSAC I’s other filings with the SEC. All subsequent written and oral forward-looking statements concerning Nuclea and NSAC I or the Combined Company, the transactions described herein, or other matters and attributable to Nuclea and NSAC I or the Combined Company, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, NSAC I and Nuclea do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

Nuclea Energy Inc.

Josef Freundorfer, Chief Executive Officer

ir@nuclea.energy

NorthStrive Acquisition Corp I

Michel Tamer, Chief Executive Officer

Dealflow@northstrivespac1.com

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